UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2020

Kaya Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-177532	90-0898007
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

916 Middle River Drive, Suite 316, Fort Lauderdale, FL	33304
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (954) 892-6911

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of Company under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

As used in this Current Report on Form 8-K, and unless otherwise indicated, the terms “the Company,” “Kaya Holdings, Inc.,” “we,” “us” and “our” refer to Kaya Holdings, Inc. and its subsidiaries.

Forward Looking Statements

Information contained in the Letter to Stockholders attached as Exhibit 99.1 to this Current Report on Form 8-K contains “forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the ‘Exchange Act ”). These forward-looking statements are generally identifiable by use of the words “ may ,” “ will ,” “ should ,” “ expect ,” “ anticipate ,” “ estimate ,” “ believe ,” “ intend ” or “ project ” or the negative of these words or other variations on these words or comparable terminology.

The forward-looking statements herein represent our expectations, beliefs, plans, intentions or strategies concerning future events. Our forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections or other expectations included in any forward-looking statements will come to pass. Moreover, our forward-looking statements are subject to various known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements.

Except as required by applicable laws, we undertake no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Item 8.01 Other Matters.

Item 8.01	Other Events.

On December 31, 2020, KAYS transmitted to its stockholders a letter containing our CEO’s 2020 Year-End Statement, which updated stockholders on the Company and its business developments as of year-end, including developments with respect to the Company’s legal cannabis cultivation and production projects in Israel and Greece.

A copy of the Company’s letter to stockholders dated December 31, 2020 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No	Description

99.1	Letter to Stockholders dated December 31, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 31, 2020	KAYA HOLDINGS, INC.

	By:	/s/ Craig Frank
Craig Frank, Chief Executive Officer